EXHIBIT 10.06
                                                                   -------------


                           SECOND AMENDMENT AGREEMENT
                           --------------------------

         SECOND AMENDMENT AGREEMENT (this "AMENDMENT AGREEMENT") dated as of July 21, 2000 by and between DSL.net, Inc. (the "BORROWER") and Fleet National Bank (the "BANK"), amending a certain Credit Agreement by and between the Borrower and the Bank dated as of May 12, 1999, as amended by that Amendment and Waiver Agreement dated as of June 12, 2000 (as amended, the "CREDIT AGREEMENT").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, pursuant to the terms of the Credit Agreement, the Bank has made loans to the Borrower; and

         WHEREAS, the Borrower has requested that the Bank amend the Credit Agreement; and

         WHEREAS, the Bank is willing to amend certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SS.1. DEFINITIONS. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

         SS.2. RATIFICATION OF EXISTING AGREEMENTS. All of the Borrower's obligations and liabilities to the Bank as evidenced by or otherwise arising under the Credit Agreement, the Note and the other Loan Documents, except as otherwise expressly modified in this Amendment Agreement upon the terms set forth herein, are, by the Borrower's execution of this Amendment Agreement, ratified and confirmed in all respects. In addition, by the Borrower's execution of this Amendment Agreement, the Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities.

         SS.3. REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made by the Borrower in the Credit Agreement, the Note and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that (i) such representations are updated as set forth on Schedule A attached hereto or (ii) any of such representations and warranties expressly relate by their terms to a prior date and for matters previously disclosed to the Bank in writing.

         SS.4. CONDITIONS PRECEDENT. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

                  (a) Representations and Warranties. All of the representations and warranties made by the Borrower herein, whether directly or incorporated by reference, shall be true and correct on the date hereof, except as provided in ss.3 hereof.

                  (b) Performance; No Event of Default. The Borrower shall have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Event of Default or condition which, with either or both the giving of notice of the lapse of time, would result in an Event of Default upon the execution and delivery of this Amendment Agreement.

                  (c) Corporate Action. All requisite corporate action necessary for the valid execution, delivery and performance by the Borrower of this Amendment Agreement and all other instruments and documents delivered by the Borrower in connection therewith shall have been duly and effectively taken.

                  (d) Delivery. The parties hereto shall have executed and delivered this Amendment Agreement, in form and substance satisfactory to the Bank.

                  (e) Fees and Expenses. The Borrower shall have paid to the Bank all reasonable fees and expenses incurred by the Bank in connection with this Amendment Agreement, the Credit Agreement and the other Loan Documents.

         SS.5.    AMENDMENTS TO THE CREDIT AGREEMENT.

                  5.1. AMENDMENT TOSS.7.2(A). Section 7.2(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(a) create, incur or assume any Indebtedness other than (i) Indebtedness to the Bank, (ii) Indebtedness in respect of the acquisition of property or under any Capital Lease Obligation (other than the amounts permitted under subsection (iii) hereof) which does not exceed the sum of $5,000,000 in the aggregate, (iii) Indebtedness not exceeding the sum of $10,000,000 under that certain Capital Lease Obligation as to which Copper Mountain Networks, Inc. ("Copper Mountain") is the lender and provider of such funding, (iv) current liabilities of the Borrower or any of its Subsidiaries not incurred through the borrowing of money or the obtaining of credit except credit on an open account customarily extended, (v) Indebtedness in respect of taxes or other governmental charges contested in good faith and by appropriate proceedings and for which adequate reserves have been taken, and (vi) Indebtedness not included above and listed on Schedule 7.2(a) hereto;"

                  5.2. AMENDMENT TOSS.7.2(B)(IV). Section 7.2(b)(iv) of the Credit Agreement is hereby amended by inserting the phrase
"and/orss.7.2(a)(iii)" after "ss.7.2(a)(ii)" into the third to last line ofss.7.2(b).

                  5.3. AMENDMENT TOSS.7.2(E). Section 7.2(e) of the Credit Agreement is hereby amended by inserting the following at the beginning of such subsection to read as follows:

                  "except for that certain sale-leaseback transaction by the Borrower with Copper Mountain with respect to certain assets previously sold by Copper Mountain to the Borrower during the period beginning on April 30, 2000 through and including July 31, 2000 having an aggregate purchase price not to exceed $3,041,316.85,"

         SS.6. ADDITIONAL COVENANTS. Without any prejudice or impairment whatsoever to any of the Bank's rights and remedies contained in the Credit Agreement and the covenants contained therein, the Note or in any of the other Loan Documents, the Borrower additionally covenants and agrees with the Bank as follows:

                  (a) On or before August 20, 2000, the Borrower shall pay in full all of the remaining fees and expenses due and owing under the June Bill.

                  (b) The Borrower shall comply and continue to comply with all of the terms, covenants and provisions contained in the Credit Agreement, the Note and the other Loan Documents, except as such terms, covenants and provisions are expressly modified by this Amendment Agreement upon the terms set forth herein.

                  (c) The Borrower will provide to the Bank such financial information as the Bank may reasonably request from time to time and at the Borrower's expense.

                  (d) The Borrower shall at any time or from time to time execute and deliver such further instruments, and take such further action as the Bank may reasonably request, in each case further to effect the purposes of this Amendment Agreement, the Credit Agreement, the Note and the other Loan Documents.

         The Borrower expressly acknowledges and agrees that any failure by the Borrower to comply with the terms and conditions of this ss.6 or any other provisions contained in this Amendment Agreement shall constitute an Event of Default under the Credit Agreement.

         SS.7. EXPENSES. The Borrower agrees to pay to the Bank upon demand (a) an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements and appraisal expenses) incurred or sustained by the Bank in connection with the preparation of this Amendment Agreement and related matters, including without limitation, any reasonable legal fees in connection with any proposed amendments or financing arrangements between the Borrower and the Bank and (b) from time to time any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements) hereafter incurred or sustained by the Bank in connection with the administration of credit extended by the Bank to the Borrower or the preservation of or enforcement of the Bank's rights under the Credit Agreement, the Note or the other Loan Documents or in respect of any of the Borrower's other obligations to the Bank.

         SS.8.      MISCELLANEOUS.

                  (a) This Amendment Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                  (b) Except as otherwise expressly provided by this Amendment Agreement, all of the respective terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment Agreement and the Credit Agreement be read and construed as one instrument, and all references in the Loan Documents to the Credit Agreement shall hereafter refer to the Credit Agreement, as amended by this Amendment Agreement

         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as an instrument under seal as of the date first written above.

                                      FLEET NATIONAL BANK


                                      By: /s/ Suzanne M. McKay
                                         ---------------------------------
                                         Its: Vice President

                                      DSL.NET, INC.


                                      By: /s/ S. Zamansky
                                         ---------------------------------
                                         Its: Vice President